UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 20, 2017
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1	Weyerhaeuser Company 2017 Performance Share Unit Award Terms and Conditions
EXHIBIT 10.2	Weyerhaeuser Company 2017 Restricted Stock Unit Award Terms and Conditions

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On January 20, 2017, the Compensation Committee of the Weyerhaeuser Company Board of Directors approved:

(1) The form of terms and conditions for future performance share unit awards that may be granted under the Weyerhaeuser Company 2013 Long-Term Incentive Plan. A copy of the 2017 Performance Share Unit Award Terms and Conditions is filed as Exhibit 10.1 to this report and incorporated herein by reference.

(2) The form of terms and conditions for future restricted stock unit awards that may be granted under the Weyerhaeuser Company 2013 Long-Term Incentive Plan. A copy of the 2017 Restricted Stock Unit Award Terms and Conditions is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this report.
Exhibit No.     Description
10.1        Weyerhaeuser Company 2017 Performance Share Unit Award Terms and Conditions
10.2        Weyerhaeuser Company 2017 Restricted Stock Unit Award Terms and Conditions

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: January 26, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Weyerhaeuser Company 2017 Performance Share Unit Award Terms and Conditions
10.2	Weyerhaeuser Company 2017 Restricted Stock Unit Award Terms and Conditions